                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 21
Statement of Operations.......................... 22
Statement of Changes in Net Assets............... 23
Financial Highlights............................. 24
Notes to Financial Statements.................... 26
Dividend Reinvestment Plan....................... 31

VKA SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,
    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.
    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.
    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999


                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKA)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........    (0.41%)
Six-month total return based on NAV(2)....................     1.01%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     5.88%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.19%

 SHARE VALUATIONS

Net asset value...........................................  $  16.65
Closing common stock price................................  $15.3125
Six-month high common stock price (12/02/98)..............  $16.6875
Six-month low common stock price (04/16/99)...............  $15.2500
Preferred share (Series A) rate(5)........................    3.204%
Preferred share (Series B) rate(5)........................    3.150%
Preferred share (Series C) rate(5)........................    3.150%
Preferred share (Series D) rate(5)........................    3.199%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

We recently spoke with the management team of the Van Kampen Advantage Municipal Income Trust about the key events and economic forces that shaped the markets during the reporting period. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. As a result, most of our purchases were bonds with 15-to 20-year maturities, as the intermediate range of the yield curve offered almost as much yield as comparable 30-year bonds but is potentially less volatile. We would have received minimal incremental yield for assuming the additional interest-rate risk associated with purchasing longer-maturity bonds.
    In addition, we sold bonds in the portfolio that had a high risk of being called, or repaid early by the issuer. These higher-yielding bonds had increased in value since we purchased them, so we took advantage of the opportunity to sell them at a premium and contribute to the Trust's total return. To help protect the Trust from future bond calls, we began to replace some of our housing bonds. These bonds carry a risk that the mortgage holder will refinance the mortgage or pay it off early, especially during a low interest-rate environment like we are currently experiencing. Thus, housing bonds are more likely than many other issues to be called from the portfolio.
    Another strategy we used was to purchase bonds issued in states that have strong demand for municipal securities as a result of heavy state and local taxation. In particular, we purchased several securities issued in New York. The large supply in that state provided a number of opportunities to find attractive bonds with appreciation potential.

   Q  HOW DID YOU FIND VALUE IN THE MUNICIPAL MARKET?

   A By working closely with our experienced research analysts, we continued to look for bonds that may be temporarily out of favor but that we feel have the potential to appreciate in price if market conditions change. For example, we had previously purchased securities that were subject to the alternative minimum tax (AMT) because they offered very attractive yields during a time when AMT bonds were plentiful. Since that time, the supply of AMT bonds has dropped significantly, so we sold several AMT holdings and replaced them with insured bonds that offered approximately the same yield--effectively increasing the quality of the portfolio without sacrificing yield. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A During the past six months, the Trust generated a total return of -0.41 percent(1) based on market price. This reflects a decrease in market price from $15.8125 per share on October 31, 1998, to $15.3125 on April 30,
1999. In addition, the Trust provided a distribution rate of 5.88 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.19 percent(4) on a taxable investment for shareholders in the 36 percent federal income tax bracket. The Trust's monthly dividend of $.075 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG.]
Dennis S. Pietrzak

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF APRIL 30, 1999
Transportation..............  15.4%
Industrial Revenue..........  14.9%
Health Care.................  12.8%
Single-Family Housing.......  10.0%
General Purpose.............   9.0%

   AS OF OCTOBER 31, 1998
Transportation..............  15.3%
Industrial Revenue..........  13.9%
Single-Family Housing.......  12.6%
Health Care.................  12.5%
Higher Education............   7.9%

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF APRIL 30, 1999


           AAA/Aaa           AA/Aa              A/A              BBB/Baa            B/B         NON-RATED
           -------           -----              ---              -------            ---         ---------
            58.2             12.7               11.7               16.8              .2              .4

                                  [PIE CHART]

AS OF OCTOBER 31, 1998


           AAA/Aaa           AA/Aa              A/A              BBB/Baa            B/B
           -------           -----              ---              -------            ---
            58.9             14.2               11.3               15.4              .2

                                  [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999
[BAR GRAPH]

                                                                DISTRIBUTION PER
                                                                  COMMON SHARE
                                                                ---------------
 Nov 1998                                                            0.0750
 Dec 1998                                                            0.0750
 Jan 1999                                                            0.0750
 Feb 1999                                                            0.0750
 Mar 1999                                                            0.0750
 Apr 1999                                                            0.0750

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  101.5%
          ALABAMA  2.1%
$ 6,050   Alabama Wtr Pollutn Ctl Auth
          Revolving Fund Ln Ser A (AMBAC
          Insd)................................  5.000%      08/15/15    $  6,046,188
  1,555   Birmingham, AL Arpt Auth Arpt Rev
          Rfdg (AMBAC Insd) (a)................  5.500       07/01/14       1,600,422
  3,500   Birmingham, AL Wtr & Swr Rev Wts Ser
          A....................................  4.750       01/01/29       3,250,450
                                                                         ------------
                                                                           10,897,060
                                                                         ------------
          ALASKA  2.0%
 10,000   Alaska St Hsg Fin Corp Ser A Rfdg....  5.000       12/01/18       9,925,500
                                                                         ------------
          ARIZONA  0.9%
  3,930   Pima Cnty, AZ Indl Dev Auth Indl Rev
          Lease Oblig Irvington Proj Tucson Ser
          A Rfdg (FSA Insd)....................  7.250       07/15/10       4,345,480
                                                                         ------------
          CALIFORNIA  4.3%
  4,215   California Hlth Fac Fin Auth Rev
          Kaiser Permanente Med Cent...........  5.450       10/01/13       4,305,833
  5,000   California St Pub Wks Brd Lease Rev
          Var CA St Univ Projs Ser A...........  5.250       12/01/13       5,149,750
  2,500   Los Angeles Cnty, CA Pub Wks Fin Auth
          Rev Cap Constr Rfdg (AMBAC Insd).....  5.000       03/01/11       2,555,025
  7,500   Los Angeles Cnty, CA Trans Com Sales
          Tax Rev Prop C Ser A (Prerefunded @
          07/01/02)............................  6.500       07/01/20       8,299,800
  1,500   Orange Cnty, CA Recovery Ctfs Ser A
          (MBIA Insd)..........................  6.000       07/01/07       1,686,645
                                                                         ------------
                                                                           21,997,053
                                                                         ------------
          COLORADO  2.5%
  8,500   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser C (Prerefunded
          @ 08/31/05)..........................  *           08/31/26       1,364,590
  1,495   Colorado Hsg Fin Auth Single Family
          Pgm Sr Ser B1........................  7.900       12/01/25       1,634,738
    710   Colorado Hsg Fin Auth Single Family
          Pgm Sr Ser D1 Rfdg...................  8.000       12/01/24         771,429

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 2,381   Colorado Hsg Fin Auth Single Family
          Pgm Sr Ser E.........................  8.125%      12/01/24    $  2,595,860
  3,215   Denver, CO City & Cnty Arpt Rev Ser
          C....................................  6.350       11/15/01       3,379,608
  1,000   Meridian Metro Dist, CO Peninsular &
          Oriental Steam Navig Co Rfdg.........  7.500       12/01/11       1,084,900
  2,000   University CO Hosp Auth Rev Grandview
          Hosp & Med Cent Ser A (AMBAC
          Insd) (a)............................  5.000       11/15/29       1,937,580
                                                                         ------------
                                                                           12,768,705
                                                                         ------------
          CONNECTICUT  0.2%
  1,000   Connecticut St Dev Auth Wtr Fac Rev
          Brdgeport Hydraulic..................  6.150       04/01/35       1,086,890
                                                                         ------------
          GEORGIA  1.4%
  1,000   Atlanta, GA Spl Purp Fac Rev Delta
          Airls Ser B..........................  7.900       12/01/18       1,040,070
  1,500   George L Smith II GA Wrld Congress
          Cent Auth Rev Domed Stadium Proj Rfdg
          (MBIA Insd) (a)......................  5.500       07/01/20       1,502,235
  3,770   Monroe Cnty, GA Dev Auth Pollutn Ctl
          Rev Oglethorpe Pwr Corp Scherer Ser
          A....................................  6.800       01/01/12       4,475,669
                                                                         ------------
                                                                            7,017,974
                                                                         ------------
          HAWAII  1.2%
  5,045   Hawaii St Arpt Sys Rev 2nd Ser (FGIC
          Insd)................................  7.500       07/01/20       5,356,478
  1,000   Honolulu, HI City & Cnty Wastewtr Sys
          Rev (FGIC Insd)......................  4.500       07/01/28         900,270
                                                                         ------------
                                                                            6,256,748
                                                                         ------------
          ILLINOIS  7.8%
    935   Aurora, IL Single Family Mtg Rev Ser
          B Rfdg (GNMA Collateralized).........  8.050       09/01/25       1,058,121
  3,750   Bolingbrook, IL Cap Apprec Ser B
          (MBIA Insd) (a)......................  *           01/01/33         582,487
  4,385   Bolingbrook, IL Cap Apprec Ser C Rfdg
          (MBIA Insd) (a)......................  *           01/01/24       1,200,744
  3,000   Chicago, IL O'Hare Intl Arpt Spl Facs
          Rev American Airls Inc Proj Ser B....  7.875       11/01/25       3,210,060

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 5,000   Chicago, IL O'Hare Intl Arpt Spl Facs
          Rev Intl Terminal (MBIA Insd)........  6.750%      01/01/18    $  5,412,550
  5,000   Chicago, IL Sch Fin Auth Ser A (MBIA
          Insd)................................  5.000       06/01/09       5,167,600
  3,000   Cicero, IL (Prerefunded @ 12/01/05)
          (MBIA Insd)..........................  6.500       12/01/14       3,435,540
  2,360   Cook Cnty, IL Cmnty High Sch Dist 219
          Niles Twp (FSA Insd).................  *           12/01/11       1,291,132
  2,360   Cook Cnty, IL Cmnty High Sch Dist 219
          Niles Twp (FSA Insd).................  *           12/01/12       1,220,970
  2,235   Cook Cnty, IL Cmnty High Sch Dist 219
          Niles Twp (FSA Insd).................  *           12/01/13       1,089,071
  3,930   Illinois Dev Fin Auth Rev Local Govt
          Pgm Aurora East Sch (MBIA Insd)......  *           12/01/16       1,609,846
  3,000   Illinois Dev Fin Auth Solid Waste
          Disposal Rev.........................  5.950       12/01/24       3,318,450
  3,545   Illinois Edl Fac Auth Rev Lake Forest
          College (Prerefunded @ 10/01/01) (FSA
          Insd)................................  6.750       10/01/21       3,869,474
  5,000   Regional Tran Auth IL Ser B (AMBAC
          Insd)................................  8.000       06/01/17       6,841,300
  1,150   Will Cnty, IL Cmnty Sch Dist 365U Vly
          View Ser B (FSA Insd)................  *           11/01/15         501,722
                                                                         ------------
                                                                           39,809,067
                                                                         ------------
          INDIANA  1.4%
  4,000   Indiana Hlth Fac Fin Auth Hosp Rev
          Cmnty Hosp Proj (MBIA Insd)..........  6.850       07/01/22       4,392,000
  2,000   Indiana Hlth Fac Fin Auth Hosp Rev
          Columbus Regl Hosp Rfdg (FSA Insd)...  7.000       08/15/15       2,447,540
                                                                         ------------
                                                                            6,839,540
                                                                         ------------
          KANSAS  1.9%
  5,500   Burlington, KS Pollutn Ctl Rev KS Gas
          & Elec Co Proj Rfdg (MBIA Insd)......  7.000       06/01/31       5,932,025
  1,230   Sedgwick & Shawnee Cntys, KS Single
          Family Rev Coll Mtg Ser A Rfdg (GNMA
          Collateralized)......................  8.050       05/01/24       1,375,595

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          KANSAS (CONTINUED)
$ 1,965   Sedgwick Cnty, KS Single Family Mtg
          Rev Coll Ser A Rfdg (GNMA
          Collateralized)......................  8.125%      05/01/24    $  2,182,781
                                                                         ------------
                                                                            9,490,401
                                                                         ------------
          KENTUCKY  2.5%
  7,750   Kenton Cnty, KY Arpt Brd Arpt Rev Spl
          Fac Delta Airls Proj Ser A...........  7.125       02/01/21       8,344,735
  4,450   Louisville & Jefferson Cnty, KY Metro
          Swr Dist Drainage Rev Rfdg (MBIA
          Insd)................................  5.300       05/15/19       4,510,653
                                                                         ------------
                                                                           12,855,388
                                                                         ------------
          LOUISIANA  1.5%
  1,950   Louisiana Hsg Fin Agy Mtg Rev
          Multi-Family Emerald Pointe Apts (FHA
          Gtd).................................  7.100       11/01/33       2,105,669
  2,020   Louisiana Hsg Fin Agy Mtg Rev Single
          Family Access Pgm Ser B (GNMA
          Collateralized)......................  8.000       03/01/25       2,309,304
  3,000   Saint Charles Parish, LA
          Environmental Impt Rev LA Pwr & Lt Co
          Ser A (AMBAC Insd)...................  6.875       07/01/24       3,380,940
                                                                         ------------
                                                                            7,795,913
                                                                         ------------
          MARYLAND  0.3%
  1,270   Baltimore, MD Ctfs Partn Brd of Edl
          Admin Proj Ser A Rfdg (MBIA
          Insd) (a)............................  5.000       04/01/15       1,257,694
                                                                         ------------
          MASSACHUSETTS  3.4%
  3,000   Boston, MA Wtr & Swr Com Rev Genl Sr
          Ser D (FGIC Insd)....................  5.000       11/01/28       2,907,780
  2,500   Chelsea, MA Sch Proj Ln Act 1948
          (Prerefunded @ 06/15/04) (AMBAC
          Insd)................................  6.500       06/15/12       2,842,075
  3,955   Massachusetts Bay Trans Auth MA Genl
          Trans Sys Ser A Rfdg.................  5.500       03/01/12       4,290,898
  2,175   Massachusetts Bay Trans Auth MA Genl
          Trans Sys Ser B Rfdg (MBIA Insd).....  6.000       03/01/10       2,370,642
     75   Massachusetts Bay Trans Auth MA Genl
          Trans Sys Ser B Rfdg (Prerefunded @
          03/01/03) (MBIA Insd)................  6.000       03/01/10          82,316

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 3,500   Massachusetts Muni Whsl Elec Co Pwr
          Supply Sys Rev Ser A Rfdg (AMBAC
          Insd)................................  5.000%      07/01/10    $  3,563,875
  1,000   Massachusetts St Hlth & Edl Fac Auth
          Rev Saint Mem Med Cent Ser A.........  6.000       10/01/23         994,870
                                                                         ------------
                                                                           17,052,456
                                                                         ------------
          MICHIGAN  3.5%
  1,680   Michigan Higher Edl Facs Auth Rev Ltd
          Oblig Hope College Proj Rfdg (Connie
          Lee Insd)............................  7.000       10/01/14       1,915,284
  1,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Rfdg (ACA Insd).....  5.500       10/01/18       1,005,860
  2,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Rfdg (ACA Insd).....  5.500       10/01/27       2,005,400
  3,350   Michigan St Hosp Fin Auth Rev Hosp
          Mid-MI Oblig Group (Prerefunded @
          12/01/02)............................  6.800       12/01/14       3,756,188
  5,860   Michigan St Strat Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA
          Insd) (a)............................  5.550       09/01/29       5,946,845
  3,000   Michigan St Strat Fd Ltd Oblig Rev
          Ser CC Rfdg (FGIC Insd)..............  6.950       09/01/21       3,247,050
                                                                         ------------
                                                                           17,876,627
                                                                         ------------
          MISSISSIPPI  2.5%
  2,000   Mississippi Business Fin Corp Sys
          Energy Res Inc.......................  5.875       04/01/22       2,009,960
  5,500   Mississippi Home Corp Single Family
          Rev Mtg Access Pgm Ser B (GNMA
          Collateralized)......................  7.900       03/01/25       6,156,205
  1,625   Mississippi Home Corp Single Family
          Rev Mtg Access Pgm Ser C (GNMA
          Collateralized)......................  8.125       12/01/24       1,810,575
  2,584   Mississippi Home Corp Single Family
          Rev Mtg Access Pgm Ser E (GNMA
          Collateralized)......................  8.100       12/01/25       2,890,023
                                                                         ------------
                                                                           12,866,763
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MISSOURI  2.2%
$ 2,100   Kansas City, MO Arpt Rev Genl Impt
          Ser A (FSA Insd).....................  6.900%      09/01/10    $  2,371,236
  9,000   Missouri St Hlth & Edl Fac Rev BJC
          Hlth Sys.............................  5.000       05/15/28       8,621,100
                                                                         ------------
                                                                           10,992,336
                                                                         ------------
          NEBRASKA  0.4%
  2,250   American Pub Energy Agy NE Gas Supply
          Rev NE Pub Gas Agy Proj Ser A (AMBAC
          Insd)................................  4.375       06/01/10       2,203,470
                                                                         ------------
          NEW HAMPSHIRE  0.2%
  1,000   New Hampshire St Business Fin Auth
          Wtr Fac Rev Pennichuck Wtrwks Inc
          (AMBAC Insd).........................  6.300       05/01/22       1,098,700
                                                                         ------------
          NEW JERSEY  5.7%
 10,000   New Jersey Econ Dev Auth St Contract
          Econ Recovery (MBIA Insd)............  5.900       03/15/21      11,267,200
  8,000   New Jersey Econ Dev Auth Wtr Facs Rev
          NJ American Wtr Co Inc Proj Ser A
          (FGIC Insd) (b)......................  6.875       11/01/34       9,065,360
  1,000   New Jersey Hlthcare Facs Fin Auth Rev
          Saint Barnabas Hlth Ser C Rfdg (MBIA
          Insd) (a)............................  5.000       07/01/11       1,003,990
  2,000   New Jersey St Hwy Auth Garden St Pkwy
          Genl Rev Sr Pkwy.....................  6.250       01/01/14       2,149,500
  4,650   Salem Cnty, NJ Indl Pollutn Ctl Fin
          Auth Rev Pub Svc Elec & Gas Ser D
          Rfdg (MBIA Insd).....................  6.550       10/01/29       5,201,862
                                                                         ------------
                                                                           28,687,912
                                                                         ------------
          NEW YORK  28.7%
  1,500   Broome Cnty, NY Ctfs Partn Pub Safety
          Fac (MBIA Insd)......................  5.250       04/01/15       1,529,985
  5,000   Long Island Power Auth NY Elec Sys
          Rev Genl Ser A.......................  5.500       12/01/29       5,136,650
  1,500   Metropolitan Trans Auth NY Commuter
          Facs Rev Ser A (MBIA Insd)...........  5.625       07/01/27       1,591,725
  1,500   Metropolitan Trans Auth NY Trans Fac
          Rev Ser K Rfdg (Prerefunded @
          07/01/02)............................  6.250       07/01/11       1,630,755

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 3,000   Metropolitan Trans Auth NY Trans Fac
          Rev Svcs Contract Ser R Rfdg.........  5.500%      07/01/17    $  3,104,880
  4,250   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd)................................  6.375       11/15/14       4,748,907
  2,360   New York City Indl Dev Agy Spl Facs
          United Airls Inc Proj................  5.650       10/01/32       2,410,197
  1,300   New York City Indl Dev Civic YMCA
          Greater NY Proj......................  5.800       08/01/16       1,366,963
  5,500   New York City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser B....................  5.750       06/15/26       5,921,740
     10   New York City Ser A (Prerefunded @
          08/15/01)............................  8.000       08/15/19          11,086
  1,325   New York City Ser B1 (Prerefunded @
          08/15/04)............................  7.000       08/15/16       1,532,098
    125   New York City Ser C..................  7.125       08/15/12         133,925
  1,525   New York City Ser C (Prerefunded @
          08/15/01)............................  7.125       08/15/12       1,644,042
  2,875   New York City Ser C (Prerefunded @
          08/15/01)............................  7.250       08/15/24       3,106,610
  2,225   New York City Ser F Rfdg.............  6.000       08/01/11       2,447,767
  4,500   New York City Ser I (MBIA Insd)......  5.000       04/15/24       4,384,080
  2,000   New York City Ser I (MBIA Insd)......  5.000       04/15/29       1,941,040
  1,000   New York City Subser A1 (Embedded
          Swap)................................  5.435       08/01/12       1,068,090
  2,525   New York St Dorm Auth Lease Rev Muni
          Hlth Facs Impt Pgm Ser A (FSA
          Insd)................................  5.500       05/15/25       2,636,832
  3,970   New York St Dorm Auth Rev City Univ
          Ser F................................  5.000       07/01/14       3,967,618
  2,600   New York St Dorm Auth Rev Cons City
          Univ Sys 2nd Genl Res Ser A..........  5.750       07/01/13       2,830,620
  5,050   New York St Dorm Auth Rev Cons City
          Univ Sys 2nd Genl Res Ser B..........  5.375       07/01/07       5,364,918
  3,100   New York St Dorm Auth Rev Cons City
          Univ Sys Ser A.......................  5.625       07/01/16       3,330,578

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 4,050   New York St Dorm Auth Rev Court Facs
          Lease Ser A..........................  5.300%      05/15/07    $  4,205,561
  2,550   New York St Dorm Auth Rev Mental Hlth
          Svcs Facs Ser B Rfdg.................  5.750       08/15/11       2,760,936
  5,000   New York St Dorm Auth Rev St Univ Edl
          Facs Ser A Rfdg......................  5.500       05/15/08       5,385,300
  2,250   New York St Dorm Auth Rev St Univ Edl
          Facs Ser B...........................  4.750       05/15/28       2,091,128
  2,000   New York St Dorm Auth Rev St Univ Edl
          Facs Ser B Rfdg......................  7.500       05/15/11       2,434,360
  3,000   New York St Energy Resh & Dev Auth
          Elec Facs Rev Cons Edison Co of NY
          Inc Proj Ser A.......................  6.750       01/15/27       3,158,700
  1,560   New York St Med Care Facs Fin Agy Rev
          Mental Hlth Svcs Facs Ser A..........  7.500       02/15/21       1,681,555
  2,615   New York St Med Care Facs Fin Agy Rev
          Mental Hlth Svcs Facs Ser A
          (Prerefunded @ 02/15/01).............  7.500       02/15/21       2,840,230
  5,000   New York St Med Care Facs Fin Agy Rev
          NY Downtown Hosp Ser A (Prerefunded @
          02/15/05)............................  6.800       02/15/20       5,795,100
  2,000   New York St Med Care Facs Fin Agy Rev
          NY Hosp Mtg Ser A (Prerefunded @
          02/15/01) (AMBAC Insd)...............  6.600       02/15/11       2,100,940
  6,750   New York St Med Care Facs Fin Agy Rev
          NY Hosp Mtg Ser A (Prerefunded @
          02/15/05) (AMBAC Insd) (b)...........  6.300       08/15/06       7,631,752
  7,000   New York St Med Care Facs Fin Agy Rev
          NY Hosp Mtg Ser A (Prerefunded @
          02/15/05) (AMBAC Insd)...............  6.400       08/15/07       7,950,180
  3,000   New York St Pwr Auth Rev & Genl Purp
          Ser Y (Prerefunded @ 01/01/01).......  6.750       01/01/18       3,212,430
  5,695   New York St Thruway Auth Svc Contract
          Rev Loc Hwy & Brdg...................  5.750       04/01/08       6,185,283

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 7,500   New York St Thruway Auth Svc Contract
          Rev Loc Hwy & Brdg...................  5.250%      04/01/13    $  7,631,250
  3,550   New York St Urban Dev Corp Rev
          Correctional Cap Facs Ser 7..........  5.700       01/01/27       3,731,476
 12,500   Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6 (MBIA
          Insd)................................  5.750       12/01/25      13,250,250
  2,000   Triborough Brdg & Tunl Auth NY Rev
          Genl Purp Ser X......................  6.500       01/01/19       2,159,400
                                                                         ------------
                                                                          146,046,937
                                                                         ------------
          NORTH CAROLINA  2.5%
 11,000   North Carolina Muni Pwr Agy No 1
          Catawba Elec Rev (MBIA Insd).........  6.000       01/01/12      12,425,820
                                                                         ------------
          OHIO  1.1%
  1,000   Marion Cnty, OH Hosp Impt Rev Cmnty
          Hosp Rfdg............................  6.375       05/15/11       1,083,680
  1,250   Montgomery Cnty, OH Hosp Rev
          Grandview Hosp & Med Cent Rfdg.......  5.250       12/01/04       1,224,512
  3,000   Ohio St Tpk Comm Tpk Rev Ser A Rfdg
          (FGIC Insd)..........................  5.500       02/15/26       3,217,560
                                                                         ------------
                                                                            5,525,752
                                                                         ------------
          OKLAHOMA  0.2%
  1,100   Oklahoma City, OK Indl & Cultural Fac
          Trust Rev Dist Heating & Cooling
          Trigen...............................  6.750       09/15/17       1,111,495
                                                                         ------------
          PENNSYLVANIA  3.8%
  2,665   Harrisburg, PA Cap Apprec Ser D Rfdg
          (AMBAC Insd).........................  *           03/15/14       1,272,830
  1,830   Harrisburg, PA Cap Apprec Ser D Rfdg
          (AMBAC Insd).........................  *           09/15/14         852,579
  2,900   Indiana Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev Metro Edison Co Proj
          A (AMBAC Insd).......................  5.950       05/01/27       3,106,538

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 4,000   Pennsylvania Intergovt Coop Auth Spl
          Tax Rev Philadelphia Funding Pgm
          (Prerefunded @ 06/15/05) (FGIC
          Insd)................................  6.750%      06/15/21    $  4,588,600
  3,000   Philadelphia, PA Sch Dist Ser A (MBIA
          Insd)................................  4.500       04/01/23       2,735,370
  5,200   Radnor Twp, PA Sch Dist..............  5.750       03/15/26       5,515,224
  3,500   Westmoreland Cnty, PA Ser A Rfdg
          (MBIA Insd) (a)......................  *           12/01/18       1,280,580
                                                                         ------------
                                                                           19,351,721
                                                                         ------------
          RHODE ISLAND  1.6%
  7,800   Rhode Island Hsg & Mtg Fin Corp
          Homeownership Oppty Ser 5............  6.400       04/01/24       8,194,290
                                                                         ------------
          TEXAS  6.0%
  2,355   Brazos River Auth TX Pollutn Ctl Rev
          Coll Util Elec Co Rfdg...............  5.550       06/01/30       2,330,437
  2,000   Brazos River Auth TX Rev Houston Inds
          Inc Proj Ser D Rfdg (MBIA Insd)......  4.900       10/01/15       2,023,600
    825   Brazos, TX Higher Edl Auth Inc
          Student Ln Rev Subser A2 Rfdg........  6.800       12/01/04         912,194
  1,084   Brazos, TX Higher Edl Auth Inc
          Student Ln Rev Subser C2 Rfdg........  7.100       11/01/04       1,210,199
  5,000   Dallas-Fort Worth, TX Intl Arpt Fac
          Impt Corp Rev American Airls Inc.....  7.250       11/01/30       5,472,800
  5,340   Dallas-Fort Worth, TX Intl Arpt Fac
          Impt Corp Rev Delta Airls Inc........  7.625       11/01/21       5,804,473
  1,500   Dallas-Fort Worth, TX Intl Arpt Fac
          Impt Corp Rev Delta Airls Inc........  7.125       11/01/26       1,584,405
  5,140   Little Elm, TX Indpt Sch Dist Rfdg
          (PSFG Insd)..........................  6.750       08/15/29       5,847,059
  1,000   Matagorda Cnty, TX Navigation Dist 1
          Houston Lighting Pwr Co (AMBAC
          Insd)................................  5.125       11/01/28         988,000
  2,000   Tarrant Cnty, TX Jr College Dist.....  5.050       02/15/10       2,065,240

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 2,000   Texas St Dept Hsg & Cmnty Affairs
          Single Family Rev Mtg Jr Lien Ser A
          Rfdg.................................  8.100%      09/01/15    $  2,264,040
                                                                         ------------
                                                                           30,502,447
                                                                         ------------
          UTAH  0.6%
  1,500   Intermountain Pwr Agy UT Pwr Supply
          Rev Ser B Rfdg (MBIA Insd)...........  5.750       07/01/19       1,604,145
  1,525   Salt Lake City, UT Arpt Rev Delta
          Airls Inc Proj.......................  7.900       06/01/17       1,559,618
                                                                         ------------
                                                                            3,163,763
                                                                         ------------
          VIRGINIA  0.5%
  2,500   Chesapeake Bay Brdg & Tunl VA Dist
          Rev Genl Resolution Rfdg (MBIA
          Insd)................................  5.500       07/01/25       2,679,250
                                                                         ------------
          WASHINGTON  1.0%
  1,400   King Cnty, WA Hsg Auth Hsg Rev Pooled
          Sr Ser A Rfdg........................  6.700       03/01/15       1,498,084
  3,450   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 2 Rev Ser B Rfdg
          (Prerefunded @ 07/01/00) (FSA
          Insd)................................  7.000       07/01/12       3,654,654
                                                                         ------------
                                                                            5,152,738
                                                                         ------------
          WEST VIRGINIA  2.4%
  2,500   Berkeley Cnty, WV Bldg Com Hosp Rev
          City Hosp Proj.......................  6.500       11/01/22       2,656,200
  5,000   Marshall Cnty, WV Pollutn Ctl Rev OH
          Pwr Co Proj Ser C Rfdg (MBIA Insd)...  6.850       06/01/22       5,480,500
  2,000   West Virginia St Hsg Dev Fund Hsg Fin
          Ser A................................  5.550       05/01/17       2,053,620
  1,905   West Virginia St Hsg Dev Fund Hsg Fin
          Ser A................................  5.450       11/01/21       1,939,404
                                                                         ------------
                                                                           12,129,724
                                                                         ------------
          WISCONSIN  2.4%
  5,000   Madison, WI Indl Dev Rev Madison Gas
          & Elec Co Proj Ser A.................  6.750       04/01/27       5,382,850
  1,000   Nekoosa, WI Pollutn Ctl Rev Nekoosa
          Papers Inc Proj B....................  5.500       07/01/15       1,012,250

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 2,500   Southeast WI Professional Baseball
          Park Dist Sales Tax Rev Ser A Rfdg
          (MBIA Insd)..........................  5.500%      12/15/18    $  2,679,375
  3,000   Wisconsin Hsg & Econ Dev Auth
          Homeownership Rev Ser A..............  6.450       03/01/17       3,186,510
                                                                         ------------
                                                                           12,260,985
                                                                         ------------
          WYOMING  0.3%
  1,285   Wyoming Cmnty Dev Auth Insd Single
          Family Mtg Ser B.....................  6.700       06/01/17       1,326,056
                                                                         ------------
          PUERTO RICO  2.5%
  1,000   Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser V Rfdg...................  5.750       07/01/18       1,040,210
 10,000   Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser Y Rfdg (Embedded Cap)
          (FSA Insd)...........................  5.730       07/01/21      11,716,800
                                                                         ------------
                                                                           12,757,010
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  101.5%
  (Cost $471,048,888)................................................     515,749,665
SHORT-TERM INVESTMENTS  0.0%
  (Cost $300,000)....................................................         300,000
                                                                         ------------
TOTAL INVESTMENTS  101.5%
  (Cost $471,348,888)................................................     516,049,665
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.5%)........................      (7,847,071)
                                                                         ------------
NET ASSETS  100.0%...................................................    $508,202,594
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

ACA--American Capital Access Insurance Company

AMBAC--AMBAC Indemnity Corporation

ASSET GTY--Asset Guaranty Insurance Company

Connie Lee--Connie Lee Insurance Company

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance, Inc.

MBIA--Municipal Bond Investors Assurance Corp.

PSFG--Permanent School Fund Guaranty

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $471,348,888).......................    $516,049,665
Cash........................................................          26,555
Receivables:
  Interest..................................................       8,687,202
  Investments Sold..........................................         487,025
Other.......................................................           1,654
                                                                ------------
      Total Assets..........................................     525,252,101
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      16,138,877
  Income Distributions--Common and Preferred Shares.........         296,253
  Investment Advisory Fee...................................         272,020
  Administrative Fee........................................          83,699
  Affiliates................................................          50,450
Trustees' Deferred Compensation and Retirement Plans........         107,148
Accrued Expenses............................................         101,060
                                                                ------------
      Total Liabilities.....................................      17,049,507
                                                                ------------
NET ASSETS..................................................    $508,202,594
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 7,600 issued with liquidation preference of
  $25,000 per share)........................................    $190,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,19,106,785 shares issued and
  outstanding)..............................................         191,068
Paid in Surplus.............................................     282,031,706
Net Unrealized Appreciation.................................      44,700,777
Accumulated Undistributed Net Investment Income.............         933,097
Accumulated Net Realized Loss...............................      (9,654,054)
                                                                ------------
  Net Assets Applicable to Common Shares....................     318,202,594
                                                                ------------
NET ASSETS..................................................    $508,202,594
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($318,202,594 divided
  by 19,106,785 shares outstanding).........................    $      16.65
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $14,252,116
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,648,059
Administrative Fee..........................................        507,095
Preferred Share Maintenance.................................        277,102
Custody.....................................................         18,930
Trustees' Fees and Related Expenses.........................         18,386
Legal.......................................................         11,971
Other.......................................................        149,039
                                                                -----------
Total Expenses..............................................      2,630,582
                                                                -----------
NET INVESTMENT INCOME.......................................    $11,621,534
                                                                ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $    64,069
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     49,973,313
  End of the Period.........................................     44,700,777
                                                                -----------
Net Unrealized Depreciation During the Period...............     (5,272,536)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(5,208,467)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 6,413,067
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1999 and
                  the Year Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                 Six Months Ended         Year Ended
                                                   April 30, 1999   October 31, 1998
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $ 11,621,534       $ 23,844,464
Net Realized Gain..............................          64,069          1,431,062
Net Unrealized Appreciation/Depreciation During
  the Period...................................      (5,272,536)         9,854,569
                                                   ------------       ------------
Change in Net Assets from Operations...........       6,413,067         35,130,095
                                                   ------------       ------------
Distributions from Net Investment Income:
  Common Shares................................      (8,597,731)       (17,434,204)
  Preferred Shares.............................      (3,010,771)        (6,788,173)
                                                   ------------       ------------
Total Distributions............................     (11,608,502)       (24,222,377)
                                                   ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      (5,195,435)        10,907,718
NET ASSETS:
Beginning of the Period........................     513,398,029        502,490,311
                                                   ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $933,097 and $920,065,
  respectively)................................    $508,202,594       $513,398,029
                                                   ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                       Six Months
                                          Ended          ----------------------
                                      April 30,1999        1998          1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a).........................   $ 16.926         $ 16.354      $ 15.684
                                        --------         --------      --------
  Net Investment Income..............       .608            1.248         1.266
  Net Realized and Unrealized
    Gain/Loss........................      (.272)            .592          .717
                                        --------         --------      --------
Total from Investment Operations.....       .336            1.840         1.983
                                        --------         --------      --------
Less:
  Distributions from Net Investment
    Income:
      Paid to Common Shareholders....       .450             .913          .960
      Common Share Equivalent of
         Distributions Paid to
         Preferred Shareholders......       .158             .355          .353
  Distributions from Net Realized
    Gain:
    Paid to Common Shareholders......        -0-              -0-           -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................        -0-              -0-           -0-
                                        --------         --------      --------
Total Distributions..................       .608            1.268         1.313
                                        --------         --------      --------
Net Asset Value, End of the Period...   $ 16.654         $ 16.926      $ 16.354
                                        ========         ========      ========
Market Price Per Share at End of the
  Period.............................   $15.3125         $15.8125      $15.0625
Total Investment Return at Market
  Price (b)..........................      (0.41%)*         11.33%         8.96%
Total Return at Net Asset Value
  (c)................................       1.01%*           9.35%        10.74%
Net Assets at End of the Period (In
  millions)..........................   $  508.2         $  513.4      $  502.5
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**...........................       1.65%            1.64%         1.66%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)..................       5.40%            5.35%         5.76%
Portfolio Turnover...................         17%*             30%           49%
*  Non-Annualized
** Ratio of Expenses to Average Net
   Assets Including Preferred
   Shares............................       1.04%            1.03%         1.02%

(a) Net Asset Value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                 September 25, 1992
                                                   (Commencement
Year Ended October 31                              of Investment
-------------------------------------------        Operations) to
       1996      1995      1994      1993         October 31, 1992
-------------------------------------------------------------------
      $15.612   $13.992   $17.177   $14.587           $14.771
      -------   -------   -------   -------           -------
        1.293     1.330     1.354     1.369              .056
         .159     1.701    (3.148)    2.408             (.237)
      -------   -------   -------   -------           -------
        1.452     3.031    (1.794)    3.777             (.181)
      -------   -------   -------   -------           -------
        1.020     1.020     1.020      .884               -0-
         .360      .391      .285      .303              .003
          -0-       -0-      .067       -0-               -0-
          -0-       -0-      .019       -0-               -0-
      -------   -------   -------   -------           -------
        1.380     1.411     1.391     1.187              .003
      -------   -------   -------   -------           -------
      $15.684   $15.612   $13.992   $17.177           $14.587
      =======   =======   =======   =======           =======
      $14.750   $14.375   $12.750   $16.000           $13.875
        9.88%    21.06%   (14.17%)   22.08%            (7.50%)*
        7.22%    19.46%   (12.71%)   24.24%            (2.73%)*
      $ 489.7   $ 488.3   $ 457.3   $ 518.2           $ 468.7
        1.72%     1.72%     1.64%     1.66%             1.12%
        5.99%     6.31%     6.81%     6.57%             3.52%
          37%       79%      133%      112%               15%*
        1.05%     1.03%     1.00%     1.03%             1.00%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $9,634,822, which will expire between October 31, 2002 and October 31, 2003. Net realized gains or losses differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At April 30, 1999, for federal income tax purposes the cost of long- and short-term investments is $471,432,188, the aggregate gross unrealized appreciation is $45,133,778 and the aggregate gross unrealized depreciation is $516,301, resulting in net unrealized appreciation on long- and short-term investments of $44,617,477.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $6,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $68,100 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $86,922,985 and $89,536,120, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts during the six months ended April 30, 1999.

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of April 30, 1999, the Trust has outstanding 7,600 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 2,000 shares while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on April 30, 1999 was 3.175%. During the six months ended April 30, 1999, the rates ranged from 2.900% to 3.620%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.